UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
March 22, 2021

STEADFAST APARTMENT REIT, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-55428	36-4769184
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

18100 Von Karman Avenue, Suite 200
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, Including Area Code: (949) 569-9700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.
Amendment to Transition Services Agreement
On March 22, 2021, Steadfast Apartment REIT, Inc. (the “Company”) entered into an amendment (the “Amendment”) to the Transition Services Agreement (the “TSA”) with Steadfast Investment Properties, Inc., an affiliate of the Company’s former sponsor, to extend the term of the TSA from March 31, 2021 to September 30, 2021.
The foregoing summary of the material terms of the Amendment is qualified in its entirety by reference to the Amendment No. 1 to Transition Services Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.
Indemnification agreements for the executive officers
On March 22, 2021, the Company entered into indemnification agreements (each an “Indemnification Agreement,” and collectively, the “Indemnification Agreements”) with Messrs. Tim Middleton, Jason Stern and Gustav Bahn and Ms. Tiffany Stanley (each, an “Indemnitee” and collectively, the “Indemnitees”). The Indemnification Agreements provide for indemnification, subject to the terms of the Indemnification Agreements, to the Indemnitees for actions taken on behalf of the Company as executive officers of the Company. Each Indemnification Agreement obligates the Company to indemnify the respective Indemnitee against all judgments, penalties, fines and amounts paid in settlement and all expenses actually and reasonably incurred by the Indemnitee or on his or her respective behalf in connection with a proceeding. Each Indemnitee is not entitled to indemnification if it is established that one of the exceptions to indemnification under Maryland law, as set forth in each Indemnification Agreement, exists.
In addition, each Indemnification Agreement requires the Company to advance reasonable expenses incurred by or on behalf of the respective Indemnitee within ten days of the receipt by the Company of a statement from the Indemnitee requesting the advance. Each Indemnification Agreement also provides for procedures for the determination of entitlement to indemnification.
The foregoing summary of the material terms of the Indemnification Agreements does not purport to be complete and is qualified in its entirety by reference to the Form of Indemnification Agreement, which is attached hereto as Exhibit 10.2 and incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibits	Description

10.1	Amendment No. 1 to Transition Services Agreement, by and between Steadfast Apartment REIT, Inc. and Steadfast Investment Properties, Inc., dated as of March 22, 2021.
10.2	Form of Indemnification Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST APARTMENT REIT, INC.

Date:	March 25, 2021	By:	/s/ Ella S. Neyland
Ella S. Neyland
President, Chief Financial Officer and Treasurer